UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 20, 2012 (December 14, 2012)

AFFINION GROUP HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-173105	16-1732155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 High Ridge Park

Stamford, CT 06905

(Address of Principal Executive Offices)

(203) 956-1000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

AFFINION GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-133895	16-1732152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 High Ridge Park

Stamford, CT 06905

(Address of Principal Executive Offices)

(203) 956-1000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On December 14, 2012, Affinion Group, Inc. (“Affinion”) and Affinion Group Holdings, Inc. (“Affinion Holdings,” and together with Affinion, the “Company”), announced that the Compensation Committee of the Company (the “Committee”) has approved changes to the compensatory arrangements of certain of the Company’s named executive officers, namely, Steven E. Upshaw and Sloane Levy.

The Committee approved a grant to Mr. Upshaw of restricted stock units (“RSUs”) under the Affinion Group Holdings, Inc. 2007 Stock Award Plan (the “2007 Plan”) equal in aggregate value to $420,000 (the “Award Value”). The actual number of RSUs granted to Mr. Upshaw will be determined by dividing the Award Value by $8.16, the per share value of Affinion Holdings’ common stock (“Common Stock”) as of the most recent valuation date. The RSUs will vest 100% on December 31, 2014 (the “Vesting Date”), subject to Mr. Upshaw’s continued employment with the Company through such date. Mr. Upshaw may make an election to receive cash in lieu of the Common Stock otherwise deliverable in respect of the RSUs in an amount equal to the Award Value. Any such election must be made in writing within seven calendar days preceding the Vesting Date and, once made, will be irrevocable. Upon a termination of employment for any reason prior to the vesting date, Mr. Upshaw will forfeit all of the RSUs.

The Committee also approved an amendment to Mr. Upshaw’s employment agreement to provide a minimum bonus of $593,750 for 2013. The Company expects to enter into an amendment to the employment agreement with Mr. Upshaw that reflects the foregoing change.

In addition, the Committee has approved a one-time special bonus to Sloane Levy in the amount of $200,000, which was payable as soon as practicable following December 14, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFINION GROUP HOLDINGS, INC.

Date: December 20, 2012	By:	/s/ Sloane Levy
Name: Sloane Levy
Title: Executive Vice President and General Counsel

AFFINION GROUP, INC.

Date: December 20, 2012	By:	/s/ Sloane Levy
Name: Sloane Levy
Title: Executive Vice President and General Counsel